ACCOUNTING ESTIMATES AND JUDGMENTS	12 Months Ended
Dec. 31, 2019
Disclosure of accounting judgements and estimates [text block] [Abstract]
Disclosure of accounting judgements and estimates [text block]

NOTE 4 - ACCOUNTING ESTIMATES AND JUDGMENTS

The Company has used estimates to value and record some of the assets, liabilities, income, expenses and commitments. Basically, these estimates refer to:

(a) Evaluation of possible losses due to impairment of goodwill and intangible assets with indefinite useful life

As of december 31, 2019, goodwill amount to ThUS$ 2,209,576 (ThUS$ 2,294,072 as of december 31, 2018), while the intangible assets comprise the Airport Slots for ThUS$ 845,959 (ThUS$ 828,969 as of december 31, 2018) and Loyalty Program for ThUS$ 263,806 (ThUS$ 274,420 as of december 31, 2018).

Management conducts an impairment test annually or more frequently if events or changes in circumstances indicate potential impairment. An impairment loss is recognized for the amount by which the carrying amount of the cash generating unit (CGU) exceeds its recoverable amount.

For this evaluation, the Company had identified two CGUs, “Air transport” and “Multiplus coalition and loyalty program”, until December 31, 2018. After the merger of Multiplus (see Note 1), administrator of the Multiplus coalition and loyalty program, the Company has determined air transport as a single CGU. The classification of intangible assets of indefinite useful life in the CGUs, before and after the merger of Multiplus S.A. are as follow:

	Air Transport CGU		Coalition and loyalty Program Multiplus CGU
	As of	As of	As of	As of
	December 31,	December 31,	December 31,	December 31,
	2019	2018	2019	2018
	ThUS$	ThUS$	ThUS$	ThUS$

Goodwill	2,209,576	1,845,136	-	448,936
Airport Slots	845,959	828,969	-	-
Loyalty program	263,806	-	-	274,420

Management’s value-in-use calculations included significant judgments and assumptions relating to revenue growth rates, exchange rate, discount rate, inflation rates, fuel price. The estimation of these assumptions requires significant judgment by the management, as these variables feature inherent uncertainty; however, the assumptions used are consistent with Company’s internal planning. Therefore, management evaluates and updates the estimates on an annual basis, in light of conditions that affect these variables. The main assumptions used as well as the corresponding sensitivity analyses are showed in Note 16.

(b)	Useful life, residual value, and impairment of property, plant, and equipment

The depreciation of assets is calculated based on the linear model, except for certain technical components depreciated on cycles and hours flown. These useful lives are reviewed on an annual basis according with the Company’s future economic benefits associated with them.

Changes in circumstances such as: technological advances, business model, planned use of assets or capital strategy may render the useful life different to the lifespan estimated. When it is determined that the useful life of property, plant, and equipment must be reduced, as may occur in line with changes in planned usage of assets, the difference between the net book value and estimated recoverable value is depreciated, in accordance with the revised remaining useful life.

Residual values are estimated in accordance with the market value that these assets will have at the end of their useful life. The assets’ residual values and useful lives are reviewed, and adjusted if appropriate, once a year. An asset’s carrying amount is written down immediately to its recoverable amount if the asset’s carrying amount is greater than its estimated recoverable amount (Note 2.8).

(c)	Recoverability of deferred tax assets

Management records deferred taxes on the temporary differences arising between the tax bases of assets and liabilities and their carrying amounts reported in the consolidated financial statements. Deferred tax assets are recognized only to the extent it is probable that the future taxable profit will be available against which the temporary differences can be utilized.

Management applied significant judgment in assessing the recoverability of deferred tax assets. In determining the amount of deferred tax assets to be recognized, management considered historical profitability, projected future taxable profit (including assumptions related the revenue growth rates, exchange rates, discount rate and fuel price which are in line with those used in the impairment analysis of the group’s cash generating unit) and the expected timing of the reversals of existing temporary differences.

As of December 31, 2019, the Company has recognized deferred tax assets of ThUS$ 235,583 (ThUS$ 273,529 as of December 31, 2018) and has ceased to recognize deferred tax assets on tax losses of ThUS$ 110,933 (ThUS$ 137,761 December 31, 2018) (Note 18).

(d)	Air tickets sold that will not be finally used.

The Company records the anticipated sale of air tickets as deferred income. Ordinary income from the sale of tickets is recognized in the income statement when the passenger transport service is provided or expired for non-use. The Company evaluates monthly the probability of expiration of air tickets, with return clauses, based on the history of use of air tickets. A change in this probability could generate an impact on revenue in the year in which the change occurs and in future years. As of December 31, 2019 the deferred income associated with the air tickets sold amounts to ThUS$ 1,511,991. - (ThUS$ 1,299,304 as of December 31, 2018). A hypothetical change of one percentage point in passenger behavior with respect to use would result in an impact of up to ThUS$ 6,000 per month.

(e)	Valuation of miles and points awarded to holders of loyalty programs, pending use.

As of December 31, 2019, the deferred income associated with the LATAM Pass loyalty program amounts to ThUS$ 1,332,173 (ThUS$ 1,324,635 as of December 31, 2018). A hypothetical change of one percentage point in the probability of exchange of miles would result in an impact of ThUS$ 31,565 in the results of 2019 (ThUS$ 27,726 in 2018). Deferred income associated with the LATAM Pass Brasil loyalty program (See Note 22) amounts to ThUS$ 354,847 as of December 31, 2019 (ThUS$ 293,831 as of December 31, 2018). A hypothetical change of two percentage points in the probability of exchange of points would result in an impact of ThUS$ 12,501 in the results of 2019 (ThUS$ 13,140 in 2018).

Management used statistical models to estimate the miles and point awarded that will not be redeemed, by the programs members (breakage) which involved significant judgments and assumptions relating the historical redemption and expiration activity and forecasted redemption and expiration patterns.

For LATAM Pass Brazil, the expiration occurs after a fixed period from the time of the accumulation. Model is built by the management considering historical expiration rates, to costumers exchange behaviors and relevant segmentations.

For LATAM Pass there are rules that allow members to renew their miles, so the management in conjunction with an external specialist develop a predictive model of non-use miles, which allows to generate non-use rates on the basis of historical information, based on behavior of the accumulation, use and expiration of the miles.

(f)	Provisions needs, and their valuation when required

Known contingencies are recognized when: The Company has a present legal or constructive obligation as a result of past events; it is probable that an outflow of resources will be required to settle the obligation and the amount has been reliably estimated. The Company applies professional judgment, experience, and knowledge to use available information to determine these values, in light of the specific characteristics of known risks. This process facilitates the early assessment and valuation of potential risks in individual cases or in the development of contingent eventualities.

(g)	Leases

(i)	Discount rate

The discount rate used to calculate the lease debt corresponds, for each aircraft, to the implicit interest rate induced by the contractual elements and residual market values. The implied rate of the contract is the discount rate that gives the aggregated present value of the minimum lease payments and the unguaranteed residual value. This present value should be equal to the sum of the fair value of the leased asset and any initial direct costs of the lessor.

For those leases other than aircraft, we use our estimated incremental borrowing rate, which is derived from information available at the lease commencement date, in determining the present value of lease payments. We consider to our recent debt issuances as well as publicly available data for instruments with similar characteristics when calculating our incremental borrowing rates.

A 100 basis point decrease in our estimate of the rate at January 1, 2019 (the date the adoption of the standard) would increase our lease liability by approximately US$ 105 million.

(ii)	Lease term

In determining the lease term, there are considers all facts and circumstances that create an economic incentive to exercise an extension option, or not exercise a termination option. Extension options (or periods after termination options) are only included in the lease term if the lease is reasonably certain to be extended (or not terminated). The assessment is reviewed if a significant event or a significant change in circumstances occurs which affects this assessment and that is within the control of the lessee.

(h)	Investment in subsidiary (TAM)

The management has applied its judgment in determining that LATAM Airlines Group S.A. controls TAM S.A. and Subsidiaries, for accounting purposes, and has therefore consolidated the financial statements.

The grounds for this decision are that LATAM issued ordinary shares in exchange for the majority of circulating ordinary and preferential shares in TAM, except for those TAM shareholders who did not accept the exchange, which were subject to a squeeze out, entitling LATAM to substantially all economic benefits generated by the LATAM Group, and thus exposing it to substantially all risks relating to the operations of TAM. This exchange aligns the economic interests of LATAM and all of its shareholders, including the controlling shareholders of TAM, thus ensuring that the shareholders and directors of TAM shall have no incentive to exercise their rights in a manner that would be beneficial to TAM but detrimental to LATAM. Furthermore, all significant actions necessary of the operation of the airlines require votes in favor by the controlling shareholders of both LATAM and TAM.

Since the integration of LAN and TAM operations, the most critical airline operations in Brazil have been managed by the CEO of TAM while global activities have been managed by the CEO of LATAM, who is in charge of the operation of the LATAM Group as a whole and reports to the LATAM Board.

The CEO of LATAM also evaluates the performance of LATAM Group executives and, together with the LATAM Board, determines compensation. Although Brazilian law currently imposes restrictions on the percentages of voting rights that may be held by foreign investors, LATAM believes that the economic basis of these agreements meets the requirements of accounting standards in force, and that the consolidation of the operations of LAN and LATAM is appropriate.

These estimates were made based on the best information available relating to the matters analyzed.

In any case, it is possible that events that may take place in the future could lead to their modification in future reporting periods, which would be made in a prospective manner.